Property and Equipment, net	12 Months Ended
Mar. 31, 2014
Property Plant And Equipment [Abstract]
Property and Equipment, net

6.    Property and Equipment, net

Property and equipment at March 31, 2013 and 2014 consisted of the following:

	Millions of Yen
	2013	2014
Property and equipment, at cost:
Land	¥14,542	¥33,712
Buildings and structures	77,796	79,692
Tools, furniture and fixtures	25,520	27,994
Construction in progress	2,050	945

Total	119,908	142,343
Less-Accumulated depreciation and amortization	(57,257)	(62,130)

Net property and equipment	¥62,651	¥80,213

See Note 10 for assets under capital leases that are included in the above.

Depreciation and amortization expense for the years ended March 31, 2012, 2013 and 2014 amounted to ¥7,482 million, ¥7,469 million and ¥5,675 million, respectively.

When KONAMI identifies a change in circumstances that indicates the carrying amount of long-lived assets might not be recoverable, KONAMI considers the impairment of the assets.

For the purpose of assessing recovery of property and equipment used for Health & Fitness operations, grouping is at the individual club operation level which is considered to be the lowest level at which identifiable cash flows are largely independent of the cash flows of other assets. The carrying amount of the club assets is compared to the expected undiscounted future cash flows to be generated by those assets over the estimated remaining useful life of the club. Cash flows are projected for each club based on historical results and expectations. In cases where the expected undiscounted future cash flows are less than the carrying amount of the assets, the carrying amount of the assets is not considered recoverable, and if it exceeds the fair value, the assets are written down to fair value. For purposes of estimating fair value, KONAMI utilized the projected future cash flows of the clubs discounted at its weighted average cost of capital.

During the fiscal year ended March 31, 2014, KONAMI recognized an impairment charge of ¥647 million for property and equipment related to facilities, whose operating results were underperforming and future prospects were revised due to changes in the business environment. This impairment charge is included in “impairment charges for property and equipment, and other intangible assets” in the accompanying consolidated statements of income. See Note 18 for additional information.